UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05770

Exact name of registrant as specified in charter:	abrdn Emerging Markets Equity Income Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2023

Item 1. Reports to Stockholders.

abrdn Emerging Markets
Equity Income Fund, Inc. (AEF)
Annual Report
December 31, 2023
abrdn.com

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Annual Report, which covers the activities of abrdn Emerging Markets Equity Income Fund, Inc. (the “Fund”), for the fiscal year ended December 31, 2023. The Fund’s investment objective is to seek to provide both current income and long-term capital appreciation.
Total Investment Return1
For the fiscal year ended December 31, 2023, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark is as follows:
NAV[2],[3]	11.32%
Market Price[2]	7.12%
MSCI Emerging Markets Index (Net Daily Total Return)[4]	9.83%
For more information about Fund performance, please visit the Fund on the web at www.abrdnaef.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents comparison from current fiscal year end to prior fiscal year end of market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
12/31/2023	$5.96	$5.11	-14.26%
12/31/2022	$5.78	$5.15	-10.90%
During the fiscal year ended December 31, 2023, the Fund’s NAV was within a range of $5.31 to $6.61 and the Fund’s market price traded within a range of $4.42 to $5.78. During the fiscal year ended December 31, 2023, the Fund’s shares traded within a range of a premium(+)/discount(-) of -9.09% to -17.55%. During the fiscal year ended December 31, 2023 and 2022, the Fund made distributions of $0.39 and $0.44, respectively.
Distribution Policy
The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, as a percentage of the rolling average of the Fund’s NAVs over the preceding three month period ending on the last day of the month immediately preceding the distribution’s declaration date. In December 2023, the Board of Directors of the Fund (the “Board”) determined the rolling distribution rate to be 6.5% for the 12-month period commencing with the distribution payable in March 2024. This policy will be subject to regular review by the Board.
The policy is expected to provide a steady and sustainable quarterly cash distribution to Fund shareholders that may help reduce any discount to NAV at which the Fund’s shares trade. There is no assurance that the Fund will achieve these results.
The distributions will be made from net investment income generated by dividends paid from the Fund’s underlying securities and return of capital. As net assets of the Fund may vary from quarter to quarter, the quarterly distribution may represent more or less than one quarter of 6.5% of the Fund’s net assets at the time of distribution. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or the terms of the Fund’s policy.
Conditional Tender Offer
In May 2023 the Board adopted a policy pursuant to which it will cause the Fund to conduct a one-time tender offer for twenty percent (20%) of its then issued and outstanding shares of common stock on or before December 31, 2025, if the Fund's total return investment performance measured on a NAV basis does not equal or exceed the total return investment performance of the MSCI Emerging Markets Index (Net Daily Total Return) during the period commencing on October 1, 2022 and ending on September 30, 2025. For the period

{foots1}
[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
{foots1}
[2]	Assuming the reinvestment of all dividends and distributions.
{foots1}
[3]	The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
{foots1}
[4]	The MSCI Emerging Markets Index (Net Daily Total Return) (the "Index") captures large and mid-cap representation across 24 Emerging Markets (EM) countries. With 1,441 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Index is calculated net of withholding taxes to which the Fund is generally subject. The Index is unmanaged and has been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete Fund performance, please visit http://www.abrdnaef.com.
1

Letter to Shareholders  (unaudited)  (concluded)

October 1, 2022 to December 31, 2023, the Fund's total return is 19.40% compared to the MSCI Emerging Markets Index (Net Daily Total Return) of 16.08%.
Credit Facility
On June 20, 2023, the Fund renewed its revolving credit facility for a 1-year period with The Bank of Nova Scotia with a committed facility of $40,000,000. The outstanding balance on the loan as of December 31, 2023 was $35,000,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.
Open Market Repurchase Program
The Fund’s Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on the Fund's website on a monthly basis. For the fiscal year ended December 31, 2023, the Fund did not repurchase any shares through the Program.
Portfolio Holdings Disclosure
The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov.
Investor Relations Information
As part of abrdn’s commitment to shareholders, we invite you to visit the Fund on the web at www.abrdnaef.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.
Enroll in abrdn’s email services and be among the first to receive the latest closed-end fund news, announcements, videos, and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences
Contact Us:
•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter
•	Email: Investor.Relations@abrdn.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.)
Yours sincerely,
/s/ Christian Pittard
Christian Pittard
President

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All amounts are U.S. Dollars unless otherwise stated.
2

Report of the Investment Adviser  (unaudited)

Market review
Emerging market (EM) equities, as measured by the Morgan Stanley Capital International (MSCI) Emerging Markets Index1, ended an extremely challenging year with positive returns, though they lagged developed markets, as represented by the MSCI World Index2. Sentiment was driven largely by interest rate expectations and China’s economic outlook. Successive interest rate hikes from the U.S. Federal Reserve (Fed) to tame inflation initially sparked recession fears. As the year progressed, markets turned hopeful that interest rates might be nearing a peak, and that the U.S. economy was on track for a soft landing3.
Meanwhile, optimism surrounding China’s post-COVID reopening fizzled as economic data missed the market’s high expectations. Authorities rolled out proactive policies to help China’s economy, particularly the troubled property sector. Green shoots4 for a prolonged economic recovery emerged as the measures filtered through, but investors remained on the sidelines, waiting for a more sustainable and meaningful rebound. Chinese stocks ended the year as notable laggards, even as all other major emerging markets advanced.
Fund performance review
The abrdn Emerging Markets Equity Income Fund returned 11.32%5 on a net asset value (NAV) basis for the 12-month reporting period ending December 31, 2023. The Fund outperformed the 9.83%6 return of its benchmark, the MSCI Emerging Markets Index (Net Daily Total Return).
The exposures to Brazil and Mexico contributed significantly to outperformance. Positive market sentiment and strong domestic consumption supported our holdings. We also had growing expectations that global interest rates were nearing their peak. Mexico further benefitted from nearshoring trends due to a global effort by companies to diversify their supply chains to reduce reliance on China. Mexican conglomerate Fomento Economico Mexicano and lender Banorte rallied, while Brazilian e-commerce player MercadoLibre advanced on strong domestic consumption trends and competitive strength.
Elsewhere in Latin America, Southern Copper rose amid growing optimism around higher copper prices as global supply continued to disappoint. In this environment, we believe the firm remains a reliable low-cost producer with strong cash generation. Digital solutions provider Globant climbed on solid results that beat its peers.
Also working in the portfolio’s favor were our semiconductor holdings in ASM International, ASML Holding and Taiwan Semiconductor Manufacturing Co. Their share prices were lifted by a rally in artificial intelligence (AI)-driven technology. There were also expectations of a broader technology recovery as the year progressed, particularly in the memory sector.  The AI super cycle is an exciting theme that requires significant investment in semiconductors and technology hardware to make possible, and it is part of a wider capital expenditure theme that we feel should support emerging markets.
Other major stock contributors included India’s UltraTech Cement, which was buoyed by the ongoing public sector push for infrastructure development, and Power Grid Corporation of India, which outperformed on positive market sentiment. The Netherlands-listed parcel locker firm InPost also fared well, backed by solid fundamentals.
The major drag on relative returns was China, including the off-benchmark position in Hong Kong. Our domestic consumption-focused names sold off despite strong fundamentals, as investors rotated into large state-owned enterprises and value names. China Tourism Group Duty Free was hurt by sluggish sales in Hainan, while luxury car dealer Zhongsheng Group faced pressure from weak consumer sentiment and lackluster car sales. WuXi Biologics shares slumped towards the year-end after the company lowered its guidance due to soft biotechnology funding prospects and project delays. Our Hong Kong-listed holdings posted resilient quarterly earnings, but were not spared from the sell-off, as weak investor sentiment carried over to the H-share market.
We remain constructive on China as the market is oversold and there are signs that growth is stabilizing. We believe the Fund remains well positioned to take advantage of a gradual recovery in domestic consumption, with exposure to both onshore and offshore names that are potential beneficiaries. Policy measures will likely remain accommodative and calibrated towards specific sectors.
At the stock level, South African miner Anglo American Platinum detracted from relative performance due to the decline in spot prices

{foots1}
1	The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
{foots1}
2	The MSCI World Index is an unmanaged index considered representative of stocks of developed countries.
{foots1}
3	A milder economic slowdown compared to a recession.
{foots1}
4	"Green shoots" is a term used to describe signs of economic recovery or positive data during an economic downturn.
{foots1}
5	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
{foots1}
6	As of December 31, 2023.
3

Report of the Investment Adviser  (unaudited)  (concluded)

for the platinum group of metals it produces for most of the year. However, its share price rebounded in the last quarter on improving sentiment for precious metals, in particular platinum and palladium.
The quarterly distribution reflects the Fund’s current policy to provide shareholders with a steady and sustainable cash distribution. This policy did not have a significant impact on the Fund’s investment strategy over the reporting period. During the 12-month period ending December 31, 2023, the distributions comprised of dividend income and a return of capital. The Fund issued distributions totaling $0.39 per share for the 12-month period ending December 31, 2023.
Outlook
The outlook for emerging markets remains encouraging. With inflation near target levels in many parts of emerging markets, we anticipate that we are at the early stages of a monetary easing cycle—ahead of the Fed, which is widely expected to start cutting rates in 2024.
More recently, economic data around the world has started to look more positive. The US economy appears to be increasingly  likely to avoid a significant slowdown, while China’s gradual consumption recovery is still underway. The Chinese government remains committed to supporting growth through widespread policy support, including measures to stabilize the property sector and restore confidence.
Meanwhile, India continues to be an emerging star, underpinned by a robust domestic economy which continues to show strong momentum following the initial reopening rebound. One potential risk to India this year is the upcoming general parliamentary election.
However, it is expected that the incumbent government will retain power, thus ensuring policy continuity. Now that inflation is under control in India it is expected that the central bank will soon start to cut interest rates after having kept them on hold for the last year. This should further bolster domestic demand.
Broadly, emerging market valuations remain attractive, both relative to history and versus the U.S. Our portfolio companies are, on the whole, delivering results, which we expect will be rewarded by the market. We expect our more domestic-oriented positions in China, which weighed on performance in 2023, to perform better as the economy stabilizes and recovers. The portfolio remains focused on businesses with discernible quality characteristics, including sustainable free cash flow generation and earnings growth, pricing power, and low debt levels.
Risk Considerations
Past performance is not an indication of future results.
Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries. Equity stocks of small and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. The use of leverage will also increase market exposure and magnify risk.
abrdn Investments Limited

4

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark and Custom Index (as defined below) for the 1-year, 3-year, 5-year and 10-year periods ended December 31, 2023.
	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	11.32%	-7.72%	1.33%	-0.03%
Market Price	7.12%	-8.06%	1.23%	-0.61%
MSCI Emerging Markets Index (Net Daily Total Return)	9.83%	-5.08%	3.68%	2.66%
Custom AEF Emerging Markets Index[1]	9.83%	-5.08%	3.68%	0.74%
Performance of a $10,000 Investment (as of December 31, 2023)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
All performance information for the periods prior to April 30, 2018 are for the Aberdeen Latin American Equity Fund, Inc. (“LAQ”), the performance and accounting survivor of the reorganizations of seven closed-end funds into the Fund. Performance information for periods prior to April 30, 2018 do not reflect the Fund’s current investment strategy. Returns prior to April 30, 2018 reflect the impact of any contractual waivers in effect for LAQ, without which performance would be lower. Effective April 30, 2018, abrdn Investments Limited (formerly known as Aberdeen Asset Managers Limited) (the "Investment Adviser" or the "Adviser"), the Fund’s Adviser, entered into an expense limitation agreement with the Fund that is effective through June 30, 2024. Without such waivers and limitation agreements, performance would be lower.
abrdn Inc. has entered into an agreement with the Fund to limit investor relations services fees,without which performance would be lower if the Fund’s investor services fees exceeded such limit during the relevant period. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.
{foots1}
[1]	The Custom Index reflects the returns of the MSCI Emerging Markets Latin America Index (Net Daily Total Return) for periods prior to April 27, 2018 and the returns of the MSCI Emerging Markets Index (Net Daily Total Return) for periods subsequent to April 30, 2018. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods.
5

Total Investment Return  (unaudited)  (concluded)

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the New York Stock Exchange ("NYSE") American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV during the fiscal year ended December 31, 2023. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results.The performance information provided does not reflect the deduction of taxes that a shareholder would pay on  distributions received from the Fund.The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.abrdnaef.com or by calling 800-522-5465.
The total expense ratio excluding fee waivers based on the fiscal year ended December 31, 2023 was 2.24%. The total expense ratio net of fee waivers based on the fiscal year ended December 31, 2023 was 2.14%. The total expense ratio net of fee waivers and excluding interest expense based on the fiscal year ended December 31, 2023 was 1.20%.
6

Portfolio Summary   (as a percentage of net assets) (unaudited)
As of December 31, 2023

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”) Sectors. Industry allocation is shown below for any sector representing more than 25% of net assets.
Sectors
Information Technology	32.2%
Semiconductors & Semiconductor Equipment	14.4%
Technology Hardware, Storage & Peripherals	7.3%
IT Services	5.4%
Electronic Equipment, Instruments & Components	3.2%
Communications Equipment	1.3%
Software	0.6%
Financials	24.2%
Consumer Discretionary	11.7%
Materials	8.8%
Industrials	8.5%
Consumer Staples	8.4%
Communication Services	8.1%
Energy	3.8%
Utilities	2.5%
Health Care	2.3%
Real Estate	1.9%
Private Equity	0.1%
Short-Term Investment	1.3%
Liabilities in Excess of Other Assets	(13.8%)
100.0%
The following chart summarizes the composition of the Fund’s portfolio by geographic classification.
Countries
India	18.1%
Hong Kong	16.9%
Taiwan	16.7%
South Korea	11.8%
China	8.5%
Brazil	6.4%
Mexico	4.7%
Indonesia	4.2%
United States	4.2%
Saudi Arabia	3.0%
Luxembourg	2.7%
Vietnam	2.4%
South Africa	2.3%
Netherlands	2.2%
Other, less than 2% each	8.4%
Short-Term Investment	1.3%
Liabilities in Excess of Other Assets	(13.8%)
100.0%

7

Portfolio Summary   (as a percentage of net assets) (unaudited)  (concluded)
As of December 31, 2023

Currency Composition
Indian Rupee	18.1%
Hong Kong Dollar	17.4%
New Taiwan Dollar	16.7%
South Korean Won	11.8%
U.S. Dollar	11.2%
Chinese Yuan Renminbi	8.0%
Brazilian Real	6.4%
Euro Currency	5.4%
South African Rand	4.4%
Indonesian Rupiah	4.2%
Saudi Arabia Riyal	3.8%
Viet Nam Dong	2.4%
Mexican Peso	1.9%
Polish Zloty	0.8%
Russian Ruble	-
Short-Term Investment	1.3%
Liabilities in Excess of Other Assets	(13.8%)
100.0%
The following were the Fund’s top ten holdings as of December 31, 2023:
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	10.1%
Samsung Electronics Co. Ltd.	7.3%
Tencent Holdings Ltd.	5.6%
Alibaba Group Holding Ltd.	3.8%
HDFC Bank Ltd.	3.4%
SBI Life Insurance Co. Ltd.	2.5%
Power Grid Corp. of India Ltd.	2.5%
FPT Corp.	2.4%
Bank Rakyat Indonesia Persero Tbk. PT	2.2%
MediaTek, Inc.	2.1%

Amounts listed as “–” are 0% or round to 0%.

8

Portfolio of Investments
As of December 31, 2023

Shares		Value
COMMON STOCKS—101.6%
AUSTRALIA—1.2%
Materials—1.2%
BHP Group Ltd.	103,781	$ 3,572,557
BRAZIL—4.7%
Consumer Staples—1.8%
Raia Drogasil SA	912,224	5,522,239
Energy—0.9%
PRIO SA	285,897	2,704,490
Financials—1.4%
B3 SA - Brasil Bolsa Balcao	1,370,841	4,101,515
Information Technology—0.6%
TOTVS SA	254,807	1,767,174
Total Brazil		14,095,418
CHILE—0.6%
Industrials—0.6%
Sociedad Quimica y Minera de Chile SA, ADR	29,360	1,768,059
CHINA—8.5%
Consumer Discretionary—2.1%
China Tourism Group Duty Free Corp. Ltd., A Shares (Stock Connect)(a)	121,300	1,431,836
China Tourism Group Duty Free Corp. Ltd., H Shares (Hong Kong)(b)	147,400	1,449,107
Midea Group Co. Ltd., A Shares (Stock Connect)(a)	447,686	3,449,486
		6,330,429
Consumer Staples—1.9%
Kweichow Moutai Co. Ltd., A Shares (Stock Connect)(a)	24,097	5,865,738
Health Care—1.7%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(a)	122,555	5,025,347
Industrials—2.8%
Centre Testing International Group Co. Ltd., A Shares (Stock Connect)(a)	545,000	1,091,573
NARI Technology Co. Ltd., A Shares (Stock Connect)(a)	1,259,011	3,961,152
Sungrow Power Supply Co. Ltd., A Shares (Stock Connect)(a)	272,300	3,362,028
		8,414,753
Total China		25,636,267
FRANCE—1.9%
Energy—1.9%
TotalEnergies SE	86,200	5,861,512
HONG KONG—16.9%
Communication Services—5.6%
Tencent Holdings Ltd.	448,700	16,940,601
Consumer Discretionary—6.1%
Alibaba Group Holding Ltd.	1,185,500	11,419,370
ANTA Sports Products Ltd.	167,000	1,623,123
Li Auto, Inc., A Shares(c)	160,400	3,005,273
Tongcheng Travel Holdings Ltd.(c)	889,600	1,647,582
Zhongsheng Group Holdings Ltd.	332,000	795,217
		18,490,565
Consumer Staples—0.3%
Budweiser Brewing Co. APAC Ltd.(b)	534,000	1,001,090
Financials—3.0%
AIA Group Ltd.	662,400	5,764,787
Hong Kong Exchanges & Clearing Ltd.	94,832	3,252,762
		9,017,549
Health Care—0.6%
Wuxi Biologics Cayman, Inc.(b)(c)	496,500	1,877,889
9

Portfolio of Investments   (continued)
As of December 31, 2023

Shares		Value
COMMON STOCKS (continued)
HONG KONG (continued)
Real Estate—1.3%
China Resources Land Ltd.	1,051,500	$ 3,772,803
Total Hong Kong		51,100,497
INDIA—18.1%
Communication Services—0.7%
Info Edge India Ltd.	36,435	2,244,838
Consumer Discretionary—1.3%
Maruti Suzuki India Ltd.	31,857	3,941,490
Consumer Staples—1.9%
Hindustan Unilever Ltd.	176,064	5,624,591
Financials—7.5%
Cholamandalam Investment & Finance Co. Ltd.	99,442	1,504,342
HDFC Bank Ltd.	499,623	10,226,699
Kotak Mahindra Bank Ltd.	151,356	3,460,499
SBI Life Insurance Co. Ltd.(b)	441,925	7,602,768
		22,794,308
Information Technology—1.6%
Infosys Ltd.	263,942	4,884,901
Materials—2.0%
UltraTech Cement Ltd.	47,704	6,006,057
Real Estate—0.6%
Godrej Properties Ltd.(c)	79,679	1,919,929
Utilities—2.5%
Power Grid Corp. of India Ltd.	2,602,985	7,397,005
Total India		54,813,119
INDONESIA—4.2%
Communication Services—0.9%
Telkom Indonesia Persero Tbk. PT	11,336,800	2,908,411
Consumer Discretionary—0.1%
Sepatu Bata Tbk. PT(c)(d)	36,207,500	331,575
Financials—3.2%
Bank Negara Indonesia Persero Tbk. PT	8,212,700	2,865,737
Bank Rakyat Indonesia Persero Tbk. PT	18,025,186	6,699,379
		9,565,116
Total Indonesia		12,805,102
KAZAKHSTAN—1.6%
Financials—1.6%
Kaspi.KZ JSC, GDR(b)	35,766	3,290,472
Kaspi.KZ JSC, GDR	17,422	1,602,824
		4,893,296
LUXEMBOURG—2.7%
Industrials—1.3%
InPost SA(c)	285,970	3,959,390
Information Technology—1.4%
Globant SA(c)	17,345	4,127,763
Total Luxembourg		8,087,153
MEXICO—4.7%
Consumer Staples—1.7%
Fomento Economico Mexicano SAB de CV, ADR	39,737	5,179,718
Financials—1.9%
Grupo Financiero Banorte SAB de CV, Class O	568,743	5,730,636
10

Portfolio of Investments   (continued)
As of December 31, 2023

Shares		Value
COMMON STOCKS (continued)
MEXICO (continued)
Industrials—1.1%
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	39,941	$ 3,380,207
Total Mexico		14,290,561
NETHERLANDS—2.2%
Information Technology—2.2%
ASM International NV	7,166	3,729,720
ASML Holding NV	3,759	2,837,622
		6,567,342
PERU—0.6%
Financials—0.6%
Credicorp Ltd.	12,526	1,878,023
POLAND—0.8%
Consumer Staples—0.8%
Dino Polska SA(b)(c)	21,161	2,477,642
RUSSIA—0.0%
Energy—0.0%
LUKOIL PJSC(d)(e)	106,851	–
Novatek PJSC(d)(e)	314,849	–
		–
Financials—0.0%
Sberbank of Russia PJSC(d)(e)	730,234	–
Total Russia		–
SAUDI ARABIA—3.0%
Energy—1.0%
Saudi Arabian Oil Co.(b)	331,760	2,920,865
Financials—2.0%
Al Rajhi Bank	260,286	6,034,994
Total Saudi Arabia		8,955,859
SOUTH AFRICA—2.3%
Financials—1.3%
Sanlam Ltd.	959,001	3,816,606
Materials—1.0%
Anglo American Platinum Ltd.	57,333	3,009,248
Total South Africa		6,825,854
SOUTH KOREA—2.7%
Industrials—2.7%
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	34,586	3,234,818
Samsung Engineering Co. Ltd.(c)	222,243	4,978,525
		8,213,343
TAIWAN—16.7%
Information Technology—16.7%
Accton Technology Corp.	238,000	4,045,234
Chroma ATE, Inc.	637,000	4,410,277
Delta Electronics, Inc.	190,000	1,937,702
Hon Hai Precision Industry Co. Ltd.	998,000	3,395,430
MediaTek, Inc.	193,000	6,372,841
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,591,000	30,501,917
		50,663,401
UNITED ARAB EMIRATES—0.8%
Consumer Discretionary—0.8%
Americana Restaurants International PLC	2,907,448	2,488,776
11

Portfolio of Investments   (continued)
As of December 31, 2023

Shares		Value
COMMON STOCKS (continued)
UNITED KINGDOM—0.9%
Materials—0.9%
Mondi PLC	134,607	$ 2,658,050
UNITED STATES—4.1%
Communication Services—0.9%
Autohome, Inc., ADR	95,327	2,674,876
Consumer Discretionary—1.3%
MercadoLibre, Inc.(c)	2,482	3,900,562
Materials—1.9%
Southern Copper Corp.	67,673	5,824,615
Total United States		12,400,053
VIETNAM—2.4%
Information Technology—2.4%
FPT Corp.	1,856,905	7,349,180
Total Common Stocks		307,401,064
PREFERRED STOCKS—10.8%
BRAZIL—1.7%
Financials—1.7%
Itausa SA(c)	2,428,085	5,177,658
SOUTH KOREA—9.1%
Information Technology—7.3%
Samsung Electronics Co. Ltd., Preferred Shares	455,700	21,958,589
Materials—1.8%
LG Chem Ltd.	22,989	5,517,256
Total South Korea		27,475,845
Total Preferred Stocks		32,653,503
PRIVATE EQUITY—0.1%
GLOBAL*—0.0%
Private Equity —0.0%
Emerging Markets Ventures I LP, H Shares(c)(d)(f)(g)(h)(i)	11,723,413(j)	8,324
ISRAEL—0.0%
Private Equity —0.0%
BPA Israel Ventures LLC(c)(d)(f)(g)(h)(i)(k)	3,349,175(j)	12,559
UNITED STATES—0.1%
Private Equity —0.1%
Neurone Ventures II, L.P.(c)(d)(f)(g)(i)(k)	1,522,368(j)	17,233
Telesoft Partners II LP(c)(d)(f)(i)(k)	2,400,000(j)	162,480
		179,713
Total Private Equity		200,596
SHORT-TERM INVESTMENT—1.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.32%(l)	4,102,967	4,102,967
Total Short-Term Investment		4,102,967
Total Investments (Cost $351,228,352)—113.8%		344,358,130
Liabilities in Excess of Other Assets—(13.8%)		(41,857,299)
Net Assets—100.0%		$302,500,831

12

Portfolio of Investments   (concluded)
As of December 31, 2023

(a)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Non-income producing security.
(d)	Illiquid security.
(e)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(f)	Fair Value is determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements for inputs used.
(g)	Considered in liquidation by the Fund's Adviser.
(h)	As of December 31, 2023, the aggregate amount of open commitments for the Fund is $2,806,782.
(i)	Restricted security, not readily marketable. Notes to Financial Statements.
(j)	Represents contributed capital.
(k)	Fund of Fund investment.
(l)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of December 31, 2023.
*	“Global” is the percentage attributable to the Fund’s holdings in a private equity fund which invests globally and is not categorized under a particular country.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements.
13

Statement of Assets and Liabilities
As of December 31, 2023

Assets
Investments, at value (cost $347,125,385)	$ 340,255,163
Short-term investments, at value (cost $4,102,967)	4,102,967
Foreign currency, at value (cost $155,055)	152,806
Receivable for investments sold	53,178
Interest and dividends receivable	541,422
Tax reclaim receivable	53,107
Prepaid expenses in connection with revolving credit facility (Note 7)	5,396
Prepaid expenses	58,115
Total assets	345,222,154
Liabilities
Revolving credit facility payable (Note 7)	35,000,000
Distributions payable	4,567,660
Deferred foreign capital gains tax (Note 2h)	2,098,719
Investment advisory fees payable (Note 3)	633,202
Director fees payable	59,062
Administration fees payable (Note 3)	57,924
Interest payable on revolving credit facility	43,734
Investor relations fees payable (Note 3)	30,821
Other accrued expenses	230,201
Total liabilities	42,721,323

Net Assets	$302,500,831
Composition of Net Assets
Common stock (par value $0.001 per share) (Note 5)	$ 50,752
Paid-in capital in excess of par	401,622,695
Accumulated loss	(99,172,616)
Net Assets	$302,500,831
Net asset value per share based on 50,751,778 shares issued and outstanding	$5.96

See Notes to Financial Statements.
14

Statement of Operations
For the Year Ended December 31, 2023

Net Investment Income
Investment Income:
Dividends and other income (net of foreign withholding taxes of $1,110,811)	$ 9,922,538
Total investment income	9,922,538
Expenses:
Investment management fee (Note 3)	2,663,966
Directors' fees and expenses	254,250
Administration fee (Note 3)	241,396
Custodian’s fees and expenses	188,189
Legal fees and expenses	109,246
Investor relations fees and expenses (Note 3)	101,438
Independent auditors’ fees and tax expenses	76,110
Reports to shareholders and proxy solicitation	72,485
Insurance expense	62,729
Transfer agent’s fees and expenses	33,425
Miscellaneous	101,839
Total operating expenses, excluding interest expense	3,905,073
Interest expense (Note 7)	2,843,807
Total operating expenses before reimbursed/waived expenses	6,748,880
Expenses waived (Note 3)	(284,122)
Net expenses	6,464,758

Net Investment Income	3,457,780
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions (including $305,257 foreign capital gains tax) (Note 2h)	(15,302,136)
Foreign currency transactions	(148,869)
(15,451,005)
Net change in unrealized appreciation/(depreciation) on:
Investments (including change in deferred foreign capital gains tax of $788,515) (Note 2h)	41,122,663
Foreign currency translation	(2,641)
41,120,022
Net realized and unrealized gain from investments and foreign currencies	25,669,017
Change in Net Assets Resulting from Operations	$29,126,797

See Notes to Financial Statements.
15

Statements of Changes in Net Assets

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$3,457,780	$6,144,846
Net realized loss from investments and foreign currency transactions	(15,451,005)	(21,228,855)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	41,120,022	(110,994,235)
Net increase/(decrease) in net assets resulting from operations	29,126,797	(126,078,244)
Distributions to Shareholders From:
Distributable earnings	(3,046,603)	(6,410,460)
Return of capital	(16,746,591)	(15,920,323)
Net decrease in net assets from distributions	(19,793,194)	(22,330,783)
Change in net assets	9,333,603	(148,409,027)
Net Assets:
Beginning of year	293,167,228	441,576,255
End of year	$302,500,831	$293,167,228

See Notes to Financial Statements.
16

Statement of Cash Flows
For the Year Ended  December 31, 2023

Cash flows from operating activities:
Net increase/(decrease) in net assets resulting from operations	$ 29,126,797
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(88,449,074)
Investments sold and principal repayments	124,915,351
Increase in short-term investments, excluding foreign government	(88,854)
Increase in interest, dividends and other receivables	(383,458)
Decrease in prepaid expenses	19,125
Decrease in interest payable on revolving credit facility	(55,887)
Increase in accrued investment advisory fees payable	131,544
Decrease in other accrued expenses	(43,440)
Net change in unrealized appreciation of investments	(41,122,663)
Net change in unrealized depreciation on foreign currency translations	2,641
Net realized loss on investments transactions	15,302,136
Net cash provided by operating activities	39,354,218
Cash flows from financing activities:
Repayment of revolving credit facility	(20,000,000)
Distributions paid to shareholders	(19,793,194)
Net cash used in financing activities	(39,793,194)
Effect of exchange rate on cash	(13,757)
Net change in cash	(452,733)
Unrestricted and restricted cash and foreign currency, beginning of year	605,539
Unrestricted and restricted cash and foreign currency, end of year	$152,806
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowing	$2,899,694

See Notes to Financial Statements.
17

Financial Highlights

	For the Fiscal Years Ended December 31,
	2023	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of year	$5.78	$8.70	$9.41	$8.66	$7.37
Net investment income	0.07	0.12	0.16	0.23	0.23
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	0.50	(2.60)	(0.34)	0.79	1.21
Total from investment operations applicable to common shareholders	0.57	(2.48)	(0.18)	1.02	1.44
Distributions to common shareholders from:
Net investment income	(0.06)	(0.13)	(0.22)	(0.27)	(0.17)
Return of capital	(0.33)	(0.31)	(0.31)	–	–
Total distributions	(0.39)	(0.44)	(0.53)	(0.27)	(0.17)
Capital Share Transactions:
Impact due to tender offer	–	–	–	–	0.02
Net asset value per common share, end of year	$5.96	$5.78	$8.70	$9.41	$8.66
Market price, end of year	$5.11	$5.15	$7.92	$8.16	$7.62
Total Investment Return Based on(b):
Market price	7.12%	(29.76%)	3.27%	11.42%	22.80%
Net asset value	11.32%	(28.23%)	(1.63%)	13.06%	20.25%
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (000 omitted)	$302,501	$293,167	$441,576	$477,473	$439,330
Average net assets applicable to common shareholders (000 omitted)	$301,746	$335,898	$492,593	$390,881	$442,354
Total expenses, net of fee waivers	2.14%	1.65%	1.31%	1.44%	1.54%
Total expenses, excluding fee waivers	2.24%	1.74%	1.27%	1.44%	1.57%
Total expenses, excluding taxes and interest and revolving credit facility expenses, net of fee waivers	1.20%	1.20%	1.21%	1.27%	1.19%
Net Investment income	1.15%	1.83%	1.61%	2.96%	2.92%
Portfolio turnover	25%	32%	50%	21%	13%
Senior securities (loan facility) outstanding (000 omitted)	$35,000	$55,000	$55,000	$40,900	$40,900
Asset coverage ratio on revolving credit facility at year end	964%	633%	903%	1,267%	1,174%
Asset coverage per $1,000 on revolving credit facility at year end(c)	$9,643	$6,330	$9,029	$12,674	$11,742

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Revolving Credit Facility.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
18

Notes to  Financial Statements
December 31, 2023

1.  Organization
abrdn Emerging Markets Equity Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end, management investment company. The Fund trades on the NYSE American under the ticker symbol “AEF”.
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors (the "Board") designated abrdn Investments Limited (the "Adviser") as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a

19

Notes to  Financial Statements  (continued)
December 31, 2023

$1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the  Adviser may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The Fund may also invest in private equity private placement securities, which represented 0.1% of the net assets of the Fund as of
December 31, 2023. The private equity private placement securities in which the Fund is invested are deemed to be restricted securities. In the absence of readily ascertainable market values, these securities are valued at fair value as determined in good faith by, or under the direction of the Board, pursuant to valuation policies and procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are stated at fair value by utilizing the net asset valuations provided by the underlying funds as a practical expedient. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these private equity investments. No such adjustments were made to the NAVs provided by the underlying funds.

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Common Stocks	$42,704,240	$264,696,824	$–	$307,401,064
Preferred Stocks	–	32,653,503	–	32,653,503
Short-Term Investment	4,102,967	–	–	4,102,967
Total	$46,807,207	$297,350,327	$–	$344,157,534
Private Equity(a)				200,596
Total Investments in Securities				$344,358,130
Amounts listed as “–” are $0 or round to $0.
(a)	Private Equity investments are measured at the net asset valuations provided by the underlying funds as a practical expedient and have not been classified in the fair value levels. The fair value amounts presented are intended to permit reconciliation to the total investment amount presented in the Portfolio of Investments.
During the year ended December 31, 2023, there have been no transfers between levels and no significant changes to the fair valuation methodologies. Level 3 investments held during and at the end of the year in relation to net assets were not significant (0.1% of

20

Notes to  Financial Statements  (continued)
December 31, 2023

total net assets) and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented. The valuation technique used at December 31, 2023 was fair valuation at zero pursuant to procedures approved by the Board.
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:
(i) market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.
Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
d.  Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.
e.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.
Certain distributions received by the Fund could represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.
f.  Distributions:
The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature.

21

Notes to  Financial Statements  (continued)
December 31, 2023

To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.
g.  Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended the ("Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended December 31, 2023 are subject to such review.
h.  Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Fund files for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.
In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Assets and Liabilities.
3.  Agreements and Transactions with Affiliates
a.  Investment Adviser:
abrdn Investments Limited serves as the Fund’s investment adviser with respect to all investments. The Adviser is an indirect wholly-owned subsidiary of abrdn plc. The Adviser receives an annual fee, calculated weekly and paid quarterly, equal to 0.90% of the first $250 million, 0.80% of amounts $250-$500 million and 0.75% of amounts over $500 million. For the fiscal year ended December 31, 2023, the Adviser earned $2,663,966 for advisory services.
The Adviser renewed the written contract, effective April 27, 2018, (the “Expense Limitation Agreement”) with the Fund that is effective through June 30, 2024. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 1.20% of the average daily Net Assets of the Fund on an annualized basis. Through  December 31, 2023, the Adviser waived a total of $284,122 pursuant to the Expense Limitation Agreement. The Adviser may request and receive reimbursement of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser (the “Reimbursement Requirements”).
As of December 31, 2023, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to the Adviser for the Fund, based on expenses reimbursed by the Adviser, including adjustments described above, would be:
Amount Fiscal Year 2022 (Expires 12/31/25)	$309,304
Amount Fiscal Year 2023 (Expires 12/31/26)	$284,122
Total*	$593,426

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
b.  Fund Administration:
abrdn Inc., an affiliate of the Adviser, is the Fund’s Administrator, pursuant to an agreement under which abrdn Inc. receives a fee paid by the Fund, at an annual fee rate of 0.08% of the Fund’s average monthly net assets. For the fiscal year ended December 31, 2023, abrdn Inc. earned $241,396 from the Fund for administration services.
c.  Investor Relations:
Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations

22

Notes to  Financial Statements  (continued)
December 31, 2023

services to the Fund and certain other funds advised by the Adviser or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn Inc.
During the fiscal year ended December 31, 2023, the Fund incurred investor relations fees of approximately $101,438. For the fiscal year ended December 31, 2023, abrdn Inc. did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended December 31, 2023, were $87,284,888 and $125,206,979, respectively.
5.  Capital
The authorized capital of the Fund is 100 million shares of $0.001 par value per share of common stock. As of December 31, 2023, there were 50,751,778 shares of common stock issued and outstanding.
6.  Open Market Repurchase Program
The Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions.
On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this policy during the prior quarter and management will post the number of shares repurchased on the Fund’s website on a monthly basis.  Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period.
For the fiscal year ended December 31, 2023, the Fund did not repurchase any shares through this program.
7.  Credit Facility
On June 20, 2023, the Fund renewed its revolving credit facility for a  1-year period with The Bank of Nova Scotia with a committed facility of $40,000,000. Previously the committed facility amount was $65,000,000. The outstanding balance on the loan as of December 31, 2023 was $35,000,000. During the fiscal period ended December 31, 2023 the average daily balance outstanding and the average interest rate on the loan facility was $44,315,068 and 6.35%, respectively. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis. The Fund uses leverage for investment purposes. In the event of a general market decrease in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.
The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a one year term and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the fiscal year ended December 31, 2023, the Fund incurred fees of approximately $65,445.
The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

23

Notes to  Financial Statements  (continued)
December 31, 2023

8.  Private Equity Investments
Certain of the Fund’s investments, listed in the chart below, are restricted as to resale and are valued at NAV as a practical expedient.
Security(a)	Acquisition Date(s)	Commitment	Cost	Fair Value at December 31, 2023	Percent of Net Assets	Cumulative Distributions Received(b)
BPA Israel Ventures LLC(c)	10/05/00-12/09/05	$4,600,000	$1,670,809	$12,559	0.01	$844,787
Emerging Markets Ventures I LP(c)	01/22/98-01/10/06	13,100,000	3,935,953	8,324	0.00	12,787,187
Neurone Ventures II, L.P.	11/24/00-12/21/10	1,500,000	5,407	17,233	0.01	1,616,842
Telesoft Partners II LP	07/14/00-03/01/10	2,400,000	871,987	162,480	0.05	1,694,311
Amounts listed as “–” are $0 or round to $0.
(a)	Telesoft Partners II QP, L.P. is still considered an active investment by the Fund’s Adviser. Neurone Ventures II, L.P., BPA Israel Ventures, LLC, and Emerging Markets Ventures I, L.P. are in liquidation.
(b)	Cumulative Distributions include distributions received from Income, realized gains or return of capital. Distributions from return of capital will reduce the cost basis of the security.
(c)	BPA Israel Ventures LLC has open commitments of $1,250,825. Emerging Markets Ventures I, L.P. has open commitments of $1,555,957. These investments are in liquidation status, as indicated on the Portfolio of Investments. As such, future contributions are expected to be limited.
The Fund may incur certain costs in connection with the disposition of the above securities.
9.  Portfolio Investment Risks
a.  China Risk:
The economy of China differs from the U.S. and other more established economies in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, and some of these differences are unfavorable to investors. Therefore, investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Exposure to China may be gained through investments in securities that are economically tied to China or, in some cases, through direct investment in China securities. The Fund invests in China A shares. China A shares are shares in mainland China-based companies that trade on Chinese stock exchanges and are usually only available to foreign investors through a quota license or by purchasing Shanghai and Shenzhen Stock Exchange-listed securities via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (collectively, "Stock Connect”). Investing in China A shares may involve special risk considerations such as volatility in the China A share market and uncertainty regarding taxation.
The Fund’s ability to freely trade in China A shares as a foreign investor through the quota license or Stock Connect may be limited by quota and repatriation restrictions, and utilizing Stock Connect is subject to trading, clearance and settlement procedures in China that are relatively new and untested.
The Fund may also gain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (VIEs). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. The Chinese government could intervene with respect to VIEs, which could significantly affect the Chinese company's performance and the enforceability of the VIE's contractual arrangement with the Chinese company.
b.  Equity Securities Risk:
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common shareholders' claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

24

Notes to  Financial Statements  (continued)
December 31, 2023

c.  Illiquid Securities Risk:
Illiquid securities are assets that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities are relatively less liquid securities may also be difficult to value.
d.  Issuer Risk:
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services. In an increasingly interconnected financial market, the adverse changes in the financial conditions of one issuer may negatively affect other issuers.
e.  Leverage Risk:
The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.
f.  Management Risk:
The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser, and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
g.  Market Events Risk:
Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.
Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.
The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries or sectors experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.
h.  Mid-Cap Securities Risk:
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
i.  Non-U.S. Taxation Risk:
Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.
If, at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if the Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.
j.  Risks Associated with Foreign Securities and Currencies:
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries. Foreign securities may also be harder to price than U.S. securities.

25

Notes to  Financial Statements  (continued)
December 31, 2023

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
k.  Risks Associated with Emerging Markets:
The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.
l.  Risks Associated with Restricted Securities:
The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid and may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the private equity funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.
m.  Russia/Ukraine Risk:
In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of the Fund's investments. As of December 31, 2023, the Fund holds 3 Russian securities that are all valued at zero.
n.  Sector Risk:
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Financial Sector Risk. To the extent that the financial sector represents a significant portion of the Fund's investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks

26

Notes to  Financial Statements  (continued)
December 31, 2023

and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
o.  Small-Cap Securities Risk:
Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.
p.  Valuation Risk:
The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
10.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

11.  Tax Information
The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized depreciation as of December 31, 2023, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$348,305,559	$63,520,597	$(67,468,026)	$(3,947,429)
The tax character of distributions paid during the fiscal years ended December 31, 2023 and December 31, 2022 was as follows:
	December 31, 2023	December 31, 2022
Distributions paid from:
Ordinary Income	$3,046,603	$6,410,460
Return of Capital	16,746,591	15,920,323
Total tax character of distributions	$19,793,194	$22,330,783
As of December 31, 2023, the components of accumulated earnings on a tax basis were as follows:
Undistributed Ordinary Income	$-
Undistributed Long-Term Capital Gains	-
Total undistributed earnings	$-
Capital loss carryforward	$(93,129,392)*
Other currency gains	-
Other Temporary Differences	-
Unrealized Appreciation/(Depreciation)	(6,043,224)**
Total accumulated earnings/(losses) – net	$(99,172,616)
Amounts listed as “–” are $0 or round to $0.
*	On December 31, 2023, the Fund had a net capital loss carryforward of $(93,129,392) which will be available to offset like amounts of any future taxable gains. The Fund is permitted to carry forward capital losses for an unlimited period and capital losses that are carried forward will retain their character as either short-term or long-term capital losses. The breakdown of capital loss carryforwards are as follows:

27

Notes to  Financial Statements  (concluded)
December 31, 2023

Amounts	Expires
$28,908,994	Unlimited (Short—Term)
64,220,398	Unlimited (Long—Term)
**The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to tax deferral of wash sales, passive foreign investment company gain/(loss) and partnership adjustments.
GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to post available-for-sale (AFS) return of capital. These reclassifications have no effect on net assets or NAVs per share.
Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
$1,996	$(1,996)
12.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.
Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of December 31, 2023.

28

Report of Independent Registered Public Accounting Firm

To the  Shareholders and Board of Directors
abrdn Emerging Markets Equity Income Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of abrdn Emerging Markets Equity Income Fund, Inc. (the Fund), including the portfolio of investments, as of December 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more abrdn investment companies since 2009.
Philadelphia, Pennsylvania
February 28, 2024
29

Federal Tax Information: Dividends and Distributions  (Unaudited)

Designation Requirements
Of the distributions paid by the Fund from ordinary income for the year ended December 31, 2023, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.
Dividends Received Deduction 38.86%
Qualified Dividend Income 5.60%
The above amounts are based on the best available information at this time. In early 2024, the Fund notified applicable shareholders of final amounts for use in preparing 2023 U.S. federal income tax forms.
30

Additional Information Regarding the Fund (Unaudited)

Recent Changes
The following information is a summary of certain changes during the fiscal year ended December 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the Fund.
During the applicable period, there have been: (i) no material changes to the Fund’s investment objective and policies that constitute its principal portfolio emphasis that have not been approved by shareholders; (ii) no material changes to the Fund’s principal risks; (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund’s charter or by-laws that would delay or prevent a change of control that have not been approved by shareholders.
Investment Objective, Strategies and Policies
Investment Objective. The Fund seeks to provide both current income and long-term capital appreciation. The Fund’s investment objective is not fundamental, and may be changed by the Fund’s Board without shareholder approval.
Principal Investment Strategy. The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in emerging markets equity securities. If the Fund’s Board elects to change this 80% policy, the Fund will provide shareholders with at least 60 days’ prior notice.
Emerging market countries for purposes of this policy include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Israel and Singapore and countries represented in the MSCI Europe Index.
The definition of equity securities includes:
•	common stock and preferred stock (including convertible preferred stock),
•	stock purchase warrants and rights,
•	equity interests in trusts and partnerships, and
•	American, Global or other types of Depositary Receipts of emerging market
Determinations as to whether a company is an emerging market company will be made by the Investment Adviser based on publicly available information and inquiries made to the company.
Emerging market securities include securities that are issued by: (a) governments or government-related bodies of emerging market countries; and/or (b) companies or other issuers that (i) are organized under the laws of, or have their principal office in, an emerging market country,  (ii)  have  their  principal  securities  trading  market  in an emerging market country, and/or (iii) derive a majority of their annual revenue or assets from goods produced, sales made or services performed in emerging markets countries.
The Fund may also invest without limit in those markets deemed by the Investment Adviser to be “Frontier” markets, which are investable markets with lower total market capitalizations and liquidity than the more developed emerging markets.
From time to time, the Fund may have a significant amount of assets invested in securities of issuers of a single country or of a number of countries in a particular geographic region and therefore may be subject to a greater extent to risks associated therewith. The Fund currently anticipates that it will invest a significant amount of its assets in securities economically tied to Mainland China equity and equity-related securities including through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect program or by any other available means.
The Fund uses leverage as part of its investment strategy through senior securities representing indebtedness. The Fund may use leverage through senior securities representing indebtedness up to 33 1/3% of its total assets (including the amount obtained through leverage), although the Investment Adviser currently intends to utilize leverage generally in the amount of 5% – 15% of the Fund’s total assets and does not currently expect such leverage to actively exceed 20% of total assets. The Fund is permitted to engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage.
The Fund may invest in securities of any market capitalization.
The Fund will not invest 25% or more of its total assets in the securities of companies in the same industry, although the Fund may invest in U.S. government securities without regard to this limitation. In selecting industries and companies for investment by the Fund, the Investment Adviser will consider factors such as overall growth prospects, competitive positions in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation and management. This policy may only be changed upon the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities.
Although the Fund will not invest 25% of more of its total assets in the securities of companies in the same industry, the Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. Currently, the Fund expects to be heavily exposed to the financial and information technology sectors.
The Fund may invest up to 30% of its total assets in private placements of equity securities. Securities that are not publicly traded in the United States but that can be sold to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as

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amended (the “1933 Act”), will not be subject to these percentage limitations if these securities are deemed liquid pursuant to procedures adopted by the Fund’s Board and delegated to the Investment Adviser. Rule 144A Securities (defined below) and Regulation S Securities (defined below) may be freely traded among certain qualified institutional investors, such as the Fund, but their resale in the U.S. is permitted only in limited circumstances.
To the extent its assets are not invested as described above, the Fund may invest the remainder of its assets in:
•	debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country,
•	equity or debt securities of corporate or governmental issuers located in developed countries, and
•	short-term and medium-term debt securities of the type described below under “Temporary Investments.”
The Fund’s assets may be invested in debt securities when the Investment Adviser believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities to provide both current income and long-term capital appreciation.
The Fund may invest in debt securities that are rated no lower than A-2 by Standard & Poor’s Rating Group or P-2 by Moody’s Investor Services or the equivalent by another rating service or, if unrated, deemed to be of equivalent quality by the Investment Adviser. The Fund may invest in securities of any maturity.
For cash management purposes, the Fund may invest up to 25% of its net assets in certain short-term investments described below and, for temporary defensive purposes, may invest up to 100% of its assets in those short-term instruments.
The Fund’s income distributions are supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.
Temporary Investments. During periods in which the Investment Adviser believes changes in economic, financial or political conditions make it advisable, the Fund may for temporary defensive purposes reduce its holdings in equity and other securities and invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. Temporary defensive positions may affect the Fund’s ability to achieve its investment objective.
The Fund may invest in the following short-term instruments:
•	obligations of the U.S. Government, its agencies or instrumentalities (including repurchase agreements with respect to these securities),
•	bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. banks and foreign banks denominated in any currency,
•	floating rate securities and other instruments denominated in any currency issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities, and corporations located in countries that are members of the Organization for Economic Cooperation and Development,
•	obligations of S. corporations that are rated no lower than A-2 by Standard & Poor’s Rating Group or P-2 by Moody’s Investor Services or the equivalent by another rating service or, if unrated, deemed to be of equivalent quality by the Investment Adviser, and
•	shares of money market funds that are authorized to invest in short-term instruments described above.
Currency Transactions. The Investment Adviser generally does not seek to hedge against declines in the value of the Fund’s non-U.S. dollar-denominated portfolio securities resulting from currency devaluations or fluctuations. If suitable hedging instruments are available on a timely basis and on acceptable terms, the Investment Adviser may, in its discretion, hedge all or part of the value of the Fund’s non-U.S. dollar-denominated portfolio securities, although it is not obligated to do so. The Fund will be subject to the risk of changes in value of the currencies of the emerging countries in which its assets are denominated, unless it engages in hedging transactions.
Depositary Receipts. The Fund may invest indirectly in securities of emerging markets country issuers through sponsored or unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of Depositary Receipts. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund’s investment policies, the Fund’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.

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Portfolio Turnover Rate. The Fund does not engage in the trading of securities for the purpose of realizing short-term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective.
Loans of Portfolio Securities. The Fund’s investment policies permit the Fund to enter into securities lending agreements. Under such agreements, the Fund may lend to borrowers (primarily banks and broker-dealers) portfolio securities with an aggregate market value of up to one-third of the Fund’s total assets when it deems advisable. Any such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities, irrevocable bank letters of credit or other high quality debt securities) in an amount at least equal, on a daily marked-to-market basis, to the current market value of the securities loaned. If the Fund enters into a securities lending arrangement, it is expected that cash collateral will be invested by the lending agent in short-term instruments, money market mutual funds or other collective investment funds, and income from these investments will be allocated among the Fund, the borrower and the lending agent. The Fund may terminate a loan after such notice period as is provided for the particular loan. The Fund would receive from the borrower amounts equivalent to any cash payments of interest, dividends and other distributions with respect to the loaned securities, although the tax treatment of such payments may differ from the treatment of distributions paid directly by the issuer to the Fund. The Fund would also have the option to require non-cash distributions on the loaned securities to be credited to its account.
An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See “Risk Factors.”
In rendering investment advisory services, the Investment Adviser may use the resources of subsidiaries owned by abrdn plc. The abrdn plc affiliates have entered into a memorandum of understanding (MOU) and have adopted personnel sharing procedures, pursuant to which investment professionals from the abrdn plc affiliates may render portfolio management, research and/or trade services to U.S. clients of the Investment Adviser. As such, in addition to their own extensive resource and experience, the Fund’s portfolio management team can draw on the full global investment resources of abrdn plc.
In seeking to achieve the Fund’s investment objective, the Investment Adviser invests in quality companies and are active, engaged owners. The Investment Adviser evaluates every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: (1) durability of the business model, (2) the attractiveness of the industry, (3) the strength of financials, (4) the capability of management, and (5) the most material Environmental, Social and
Governance (“ESG”) factors impacting a company. Examples of ESG factors considered by the Investment Adviser include, but are not limited to, carbon emissions, climate risks, labor management, employee safety and corporate governance. The specific factors considered may vary depending on the type of company being evaluated.
The Investment Adviser seeks to understand what is changing in companies, industries and markets but isn’t being priced into the market or is being mispriced. Through fundamental research, supported by a global research presence, the Investment Adviser seeks to identify companies whose quality is not yet fully recognized by the market.
The Investment Adviser may sell a security when it perceives that a company’s business direction or growth potential has changed or the company’s valuations no longer offer attractive relative value.
Additionally, the Investment Adviser may seek to enhance the yield of the Fund’s common stock by leveraging the Fund’s capital structure through the borrowing of money, or potentially the issuance of short term debt securities or shares of preferred stock. The use of leverage also involves certain expenses and risk considerations. See “Risk Factors – Leverage Risk” and “Additional Investment Policies – Leverage” in this section.
Portfolio of Investments
The Fund may invest in, among other things, the types of instruments described below:
Common Stock
Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents. The Fund may also receive common stock as proceeds from a defaulted debt security held by the Fund or from a convertible bond converting to common stock. In such situations, the Fund will hold the common stock at the Investment Adviser’s discretion.
Convertible Securities
Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security

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convertibles) or dividends (preferred stocks). A convertible security’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. Since it is convertible into common stock, the convertible security also has the same types of market and issuer risk as the underlying common stock. A convertible debt security is not counted as an equity security for purposes of the Fund’s 80% policy.
Illiquid Securities
Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a fund has valued the investment on its books and may include such securities as those not registered under. U.S. securities laws or securities that cannot be sold in public transactions.
Preferred Stock
Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.
Private Placements and Other Restricted Securities
Private placement and other restricted securities include securities that have been privately placed and are not registered under the 1933 Act, such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”).
Private placement securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund, but their resale in the U.S. is permitted only in limited circumstances.
Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market.
Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of the Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid.
Rights Issues and Warrants
Rights issues give the right, to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are speculative and have no value if they are not exercised before the expiration date.
Additional Investment Policies
The Fund has adopted certain policies as set forth below:
Leverage
The Fund may utilize leverage primarily for investment purposes through senior securities representing indebtedness from a bank, although it may engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage. The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares unless immediately after such incurrence the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the aggregate senior securities representing indebtedness (i.e., the use of leverage through senior securities representing indebtedness may not exceed 33 1/3% of the Fund’s total net assets (including the proceeds from leverage)). Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless at the time of such declaration or purchase, this asset coverage test is satisfied. The portfolio management team anticipates using leverage of 5% to 15% of the Fund’s total assets and does not currently expect such leverage to actively exceed 20% of total assets. With respect to asset coverage for preferred shares, under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total net assets (as defined above) is at least 200% of the liquidation value of the outstanding preferred shares and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing

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indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total net assets (determined after deducting the amount of such dividend or other distribution) satisfies the above-referenced 200% coverage requirement. Although the Fund has the ability to issue debt securities and preferred stock, it does not currently anticipate issuing any debt securities or preferred stock, which would be subject to approval by the Fund’s Board. The Fund’s use of leverage does not impact the fees paid to the Investment Adviser for investment advisory and management services because the Investment Adviser is paid on net assets not total assets.
Other Investment Strategies
Debt Securities
The Fund’s assets may be invested in debt securities when the Investment Adviser believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for total return from long-term capital appreciation and/or income. The debt securities in which the Fund may invest include:
•	bonds,
•	notes,
•	bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances),
•	commercial paper,
•	repurchase agreements, and
•	assignments of loans and loan participations.
The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.
Risk Factors
General
The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. An investment in the Fund’s shares may be speculative and involves a high degree of risk. The Fund should not be considered a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.
Investment and Market Risk
Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market.
Developments in the stock market could also adversely affect the Fund by reducing the relative attractiveness of stocks as an investment. Also, to the extent that the Fund emphasizes stocks from any given industry, it could be hurt if that industry does not do well.
Additionally, the Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:
•	corporate earnings;
•	production;
•	management;
•	sales; and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.
Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock market around the world.
Market Events Risk
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, arrangements, actual or threatened wars or other armed conflicts (such as the Russia/Ukraine and Israel/Hamas conflicts), terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments.
Russia/Ukraine Risk. In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider spread hostilities could have a

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severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicts. These tensions and any related events could have a significant impact on Fund performance and the value of the Funds' investments.
Europe Related Risk. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
Conflicts of Interest Risk
The portfolio managers' management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Investment Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Investment Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
In some cases, another account managed by the same portfolio manager may compensate abrdn based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Investment Adviser) may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Investment Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.From time to time, the Investment Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the Investment Adviser of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Investment Adviser's proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Investment Adviser have adopted various policies to mitigate these conflicts.
In addition, the 1940 Act limits the Fund's ability to enter into certain transactions with certain affiliates of the Investment Adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Investment Adviser or one of their affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company's loans or securities in the secondary market, which could create a conflict for the Investment Adviser

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between the interests of the Fund and the portfolio company, in that the ability of the Investment Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund's affiliates (which could include other abrdn-managed Funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these procedures and any conflicts that may arise. The Investment Adviser or their respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser for other clients, and the Investment Adviser will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Investment Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund's ability to trade in the securities of such companies.
Foreign Securities Risk
Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments, which could affect the value of investments in those countries. These risks are heightened under adverse economic, market, geopolitical and other conditions. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the investment adviser endeavors to achieve the most favorable execution costs in portfolio transactions, trading costs in non-U.S. securities markets are generally higher than trading costs in the United States.
Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See “Currency Exchange Rate Fluctuations.”
The Fund generally holds its foreign securities and cash in foreign banks and securities depositories approved by State Street Bank and Trust Company, the Fund’s Foreign Custody Manager (as that term is defined in Rule 17f-5 under the 1940 Act). Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.
Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.
From time to time, the Fund may have invested in certain sovereign debt obligations that are issued by, or certain companies that operate in or have dealings with, countries that become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism.
Investments in such countries may be adversely affected because, for example, the credit rating of the sovereign debt security may be lowered due to the country’s instability or unreliability or the company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, such countries. As an investor in such companies, the Fund will be indirectly subject to those risks.
Developing and Emerging Markets Risk
Investing in the securities of issuers located in developing and emerging market countries (and to a certain extent non-U.S. developed market countries) involves special considerations not typically associated with investing in the securities of U.S. issuers and other developed market issuers, including heightened risks of

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expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, difficulties in dividend withholding reclaims procedures, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals in response to geopolitical tensions or conflicts may adversely affect the value of the Fund’s foreign holdings. The type and severity of sanctions and other similar measures are difficult to measure or predict.
The economies of individual developing and emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments in emerging markets countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Governments of many developing and emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.
Accordingly, government actions could have a significant effect on economic conditions in a developing or emerging market country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of developing and emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Many developing and emerging market economies are considered to be more politically volatile than the developed markets. Investments in securities of issuers in countries other than the U.S. may involve greater political risk, including in some countries, the possibility of nationalization of assets, expropriation or confiscatory taxation, restrictions on repatriation, and the establishment of foreign exchange controls, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.
The legal, accounting and financial reporting systems in many developing and emerging market countries are less developed than those in more developed countries, which may reduce the scope or quality of financial information available to investors. Furthermore, the administration of laws and regulations often may be subject to considerable discretion. Non-U.S. markets may offer less protection to investors than U.S. or other developed markets. It also may be difficult for investors to bring litigation or to obtain and enforce a judgment against issues in emerging markets or for U.S. regulators to bring enforcement actions against such issuers.
Due to their strong reliance on international trade, most developing and emerging market economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs. Additionally, the economies of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.
China Securities. In addition to the risks listed above under “Foreign Securities Risk” and “Developing and Emerging Markets Risk,” investing in certain countries, such as China, including Hong Kong, may present additional risks. Exposure to China may be gained through investments in securities that are economically tied to China or, in some cases, through direct investment in Chinese securities. An economic downturn in China or geopolitical tensions involving China could adversely impact investments in Chinese or Chinese-related issuers because, among other possibilities, certain Chinese issuers may be sanctioned by the U.S. government in the event of a geopolitical tension.The Fund invests in Chinese domestic securities markets primarily via Stock Connect Programs (defined below). Other than risks involved in investments on an international basis and in emerging markets, as well as other risks of investments generally as described within this section which are applicable to investments in China, investors should also note the additional specific risks below.
Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. The China securities market has experienced considerable volatility and been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by the Fund.
In recent years, non-Chinese investors, such as the Fund, has been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified

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brokers in Shanghai or other locations that have stock connect programs. China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). Investing in China A shares through Stock Connect Programs may be limited by quota and repatriation restrictions. Additionally, investments through Stock Connect Programs are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk, counterparty risk and credit risk.
The Fund may also gain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (VIEs). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. The Chinese government could intervene with respect to VIEs, which could significantly affect the Chinese company’s performance and the enforceability of the VIE’s contractual arrangement with the Chinese company.
Frontier Market Securities. The risks associated with investments in frontier market countries include all the risks described for investments in the sections entitled “Foreign Securities” and “Emerging Markets Securities,” although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.
Equity Risk
The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of the company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock.
As an investment company that holds primarily common stocks, the Fund’s portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund may remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. Moreover, as a holder of common stock, the Fund’s rights to the assets of the companies in which it invests will be subordinated to such companies’ holders of preferred stock and debt in the event of a bankruptcy, liquidation or similar proceeding. Accordingly, if such an event were to occur to such a company in which the Fund invests, the Fund would be entitled to such a company’s assets only after such company’s preferred stockholders and debt holders have been paid. Risks are inherent in investments in equities, and Fund shareholders should be able to tolerate significant fluctuations in the value of their investment in the Fund.
Inflation Risk
Inflation risk is the risk that the purchasing power of assets or income from investment will be less in the future as inflation decreases the value of money. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund’s common stock. Most emerging market countries, in particular, have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on economies and securities markets globally. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.
Management Risk
The Fund is subject to management risk because it is an actively managed portfolio. The Fund's successful pursuit of its investment objective depends upon the Investment Adviser's ability to find and exploit market inefficiencies with respect to undervalued securities and identify companies experiencing a change in dividend policy, including the announcement of restructuring initiatives or special dividends. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Investment Adviser to fulfill the Fund's investment objective. The Investment Adviser's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Investment Adviser, the Investment Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

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Issuer Risk
The value of an issuer's securities that are held in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
Currency Exchange Rate Fluctuations
The Fund’s securities will be subject to the risk that some holdings may lose value because of a decline in the value of the foreign currency or adverse political or economic events in such foreign country or elsewhere. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors, including political developments and currency controls by foreign governments. The Fund will normally hold many of its assets in foreign currencies. Accordingly, a change in the value of a foreign currency in which the Fund hold securities against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund’s assets. Such a change may thus decrease the Fund’s net asset value.
The currencies of developing and emerging markets, in particular, have experienced periods of steady declines or even sudden devaluations relative to the U.S. dollar. Some developing and emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some developing and emerging markets have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of an obligation (often U.S. dollars). Even though the currencies of some developing and emerging markets may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.
In addition, although much of the Fund’s income will be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for the foreign currency declines after the Fund’s income has been accrued and translated in U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate portfolio securities to make distributions. Similarly, if the exchange rate declines between the time the Fund  incurs expenses in U.S. dollars and the time such expenses are paid, the amount of the foreign currency required to be converted into U.S. dollars in order to pay those expenses will be greater than the foreign currency equivalent of those expenses at the time they were incurred.
Currency exchange rate fluctuations can decrease or eliminate income available for distribution or, conversely, increase income available for distribution. For example, in some situations, if certain currency exchange losses exceed net investment income for a taxable year, the Fund would not be able to make ordinary income distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders for U.S. federal income tax purposes, thus reducing shareholders’ cost basis in their Fund shares, or as a capital gain distribution, rather than as an ordinary income dividend.
Illiquid Securities Risk
The Fund’s investments in illiquid securities may restrict its ability to dispose of its investments in a timely fashion and at a price approximating the value at which the Fund carries the securities on its books.
The Fund may invest in illiquid securities. Illiquid securities are securities that are not readily marketable. The prices of such securities may change abruptly and erratically, and investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a price approximating the value at which the Fund carries the securities on its books, as well as restrict its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund’s operations require cash, such as when the Fund repurchases shares or pays dividends or distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.
Market Discount Risk
Shares of closed-end investment companies frequently trade at a discount from NAV. Continued development of alternative vehicles for investing in essential asset companies may contribute to reducing or eliminating any premium or may result in the Fund's common shares trading at a discount. The risk that the Fund's common shares may trade at a discount is separate from the risk of a decline in the Fund's NAV as a result of investment activities.
Whether shareholders will realize a gain or loss for federal income tax purposes upon the sale of their common shares depends upon whether the market value of the common shares at the time of sale is above or below the shareholder's basis in such common shares, taking into account transaction costs, and it is not directly dependent upon the Fund's NAV. Because the market price of the Fund's common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and

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Additional Information Regarding the Fund (Unaudited)   (continued)

other factors beyond the Fund's control, the Fund cannot predict whether its common shares will trade at, below or above the NAV, or at, below or above the public offering price for the Fund's common shares.
Non-Diversified Status
The Fund is classified as a “non-diversified” management investment company under the 1940 Act. This means that the Fund is not subject to limits under the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may therefore invest its assets in securities of a smaller number of issuers, or may invest a larger portion of its assets in a single issuer than a diversified fund, and, as a result, would be more susceptible than a diversified fund to any single corporate, political, geographic, or regulatory occurrence than would a fund with a diversified investment portfolio. Although the Fund must comply with certain diversification requirements in order to qualify as a regulated investment company under the Code, the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holdings sufficiently to be classified as a “diversified” management investment company under the 1940 Act. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.
Private Placements and Other Restricted Securities Risk
Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act of 1933 (“1933 Act”), such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”). Since the offering is not registered with the SEC, investors in a private placement have less protection under the federal securities laws against improper practices than investors in registered securities.
Private placement securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Funds, but their resale in the U.S. is permitted only in limited circumstances.
Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market.
Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of the Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid.
Many private placement securities are issued by companies that are not required to file periodic financial reports, leading to challenges in evaluating the company’s overall business prospects and gauging how the investment is likely to perform over time. The more limited financial information and lack of publicly available prices likely require the Fund to determine a fair value for such investments. The fair valuation process involves a significant amount of judgment and the fair value prices determined for the Fund could differ from those of other market participants because there is less reliable objective data available.
Anti-Takeover Charter Provisions
The Fund’s charter and by-laws contain several provisions that may be regarded as “anti-takeover” because they have the effect of maintaining continuity of management.
Foreign Custody
The Fund’s custodian generally holds the Fund’s non-U.S. securities and cash in non-U.S. bank sub-custodians and securities depositories. Regulatory oversight of non-U.S. banks and securities depositories may differ from that in the U.S. Additionally, laws applicable to non-U.S. banks and securities depositories may limit the Fund’s ability to recover its assets in the event the non-U.S. bank, securities depository or issuer of a security held by the Fund goes bankrupt.
Convertible Securities Risk
Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the

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Additional Information Regarding the Fund (Unaudited)   (continued)

underlying common stock in varying degrees. Depending on the relationship of such market price to the conversion price in the terms of the convertible security, convertible securities are also subject to the same types of market and issuer risks that may negatively affect the pricing of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. A convertible debt security is not counted as an equity security for purposes of the Fund’s 80% policy.
Country/Regional Focus Risk
Focusing on a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.
Depositary Receipts
Depositary receipts are typically issued by a bank or trust company and represent the ownership of underlying securities that are issued by a foreign company and held by the bank or trust company. American Depositary Receipts (“ADRs”) are usually issued by a U.S. bank trust or trust company and traded on a U.S. exchange. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities. In addition, the issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.
Event Risk
Event risk is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the issuer’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer’s debt. Added debt may significantly reduce the credit quality and market value of an issuer’s bonds.
Leverage Risk
The Fund uses leverage as part of its investment strategy through borrowing from a credit facility. The Fund is not permitted to incur indebtedness unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Fund. The Fund may also enter into certain transactions that create leverage, such as reverse repurchase agreements, which are not subject to the asset coverage requirements set out above.
The Fund may engage in leverage through the issuance of preferred stock. Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the Fund will have an asset coverage of at least 200%. In general, the term “asset coverage” for this purpose means the ratio the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of the preferred stock. The involuntary liquidation preference refers to the amount to which the preferred stock would be entitled on the involuntary liquidation of the Fund in preference to a security junior to it. Leverage involves certain additional risks, including that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. In the event of an event of default under a loan facility, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those

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Additional Information Regarding the Fund (Unaudited)   (continued)

imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Fund’s Investment Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies; however, because the Fund’s use of leverage is expected to be relatively modest and the Fund generally is not expected to engage in derivatives transactions, the Fund’s Investment Adviser currently does not believe that such restrictions would significantly impact its management of the Fund.
Mid-Cap Securities Risk
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies. Compared to larger companies, mid-cap securities tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information. Medium-sized companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile prices and company performance than larger companies. During some periods, securities of medium-sized companies, as an asset class, have underperformed the securities of larger companies.
Preferred Stock
The Fund may invest in preferred stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and, to the extent proceeds are available after paying any more senior creditors, liquidation of assets. Preferred stock may be convertible into common stock.
Sector Risk
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Financials Sector Risk. To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets, and bank failures. The impact of more stringent capital requirements, recent or future failure of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, competition for the services of qualified personnel, and reduced availability of financing options. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Small-Cap Securities Risk
In general, securities of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.
Valuation Risk
The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed- income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. The Fund’s ability to value its

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Additional Information Regarding the Fund (Unaudited)   (continued)

investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
In addition, since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders are not be able to purchase or sell the Fund’s shares on the NYSE American.
Cybersecurity Risk
Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Investment Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality. Furthermore, the Fund may be an appealing target for cybersecurity threats such as hackers and malware.
Fundamental Investment Restrictions
The following restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. In the event that the Fund issues preferred shares, changes in investment restrictions would also require approval by a majority of the outstanding preferred shares, voting as a separate class. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in a percentage resulting from changing values will not be considered a violation.
The Fund may not:
1.	Invest 25% or more of the total value of its assets in a particular industry. This restriction does not apply to investments in United States government securities.
2.	Borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
3.	Lend money to other persons except through the purchase of debt obligations and the entering into of repurchase agreements in the United States or Chile consistent with the Fund’s investment policies.
4.	Make short sales of securities or maintain a short position in any security.
5.	Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging transactions.
6.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.
7.	Purchase or sell commodities or real estate, except that the Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.
In addition to the foregoing restrictions, the Fund is subject to investment limitations, portfolio diversification requirements and other restrictions imposed by certain emerging countries in which it invests.
Effects of Leverage
The following table is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund’s continued use of the revolving credit facility as of December 31, 2023 as a percentage of total managed assets (including assets attributable to such leverage) and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered reverse repurchase agreements, covered credit default swaps or other derivative instruments, if any.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with borrowings used by the Fund may vary frequently and

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Additional Information Regarding the Fund (Unaudited)   (concluded)

may be significantly higher or lower than the rate used for the example below.
Assumed annual returns on the Fund's portfolio (net of expenses)	(10%)	(5%)	0%	5%	10%
Corresponding return of shareholder	(11.9%)	(6.4%)	(0.8%)	4.8%	10.4%
Based on estimated indebtedness of $35,000,000 (representing approximately 10.4% of the Fund’s Managed Assets as of December 31, 2023), and an average annual interest rate of 6.80% (effective interest rate as of December 31, 2023), the Fund’s investment portfolio at fair value would have to produce an annual return of approximately 0.7% to cover annual interest payments on the estimated debt.
Share total return is composed of two elements – the distributions paid by the Fund to holders of shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s shares, the value of which is determined by market forces and other factors.
Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objective and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

45

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE American, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE American or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

46

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

47

Management of the Fund  (Unaudited)
As of December 31, 2023

The names, years of birth and business addresses of the Board Members and officers of the Fund as of the most recent fiscal year end, their principal occupations during at least the past five years, the number of portfolios each Board Member oversees and other directorships they hold are provided in the tables below. Board Members that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund's Adviser are included in the table below under the heading “Interested Board Members.” Board Members who are not interested persons, as described above, are referred to in the table below under the heading “Independent Board Members.” abrdn Inc., its parent company abrdn plc, and its advisory affiliates are collectively referred to as “abrdn” in the tables below.
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Independent Board Members
C. William Maher c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1961	Class II Director	Term expires 2025; Director since 2018	Mr. Maher is a Co-founder of Asymmetric Capital Management LLC from May 2018 to September 2020. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016.	7 Registrants consisting of 7 Portfolios	None.
Rahn K. Porter c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1954	Class I Director	Term expires 2024; Director since 2018	Mr. Porter is the Principal at RPSS Enterprises (consulting and advisory) since 2019 and is an independent director for Centurylink Investment Management Company. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2021. Mr. Porter was formerly the CFO of Telenet, Inc. and Nupremis, Inc. He also served as Treasurer of Qwest Communications, Inc. and MediaOne Group. Mr Porter was previously a board member and audit chair for BlackRidge Financial Inc., and Community First Bancshares, Inc.	2 Registrants consisting of 20 Portfolios	Director of CenturyLink Investment Management Company since 2006, Director of BlackRidge Financial Inc. from 2004 to 2019.
Steven N. Rappaport c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1948	Chair of the Fund; Class III Director	Term expires 2026; Director since 2003	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	1 Registrant consisting of 1 Portfolio	Director of iCAD, Inc. (a surgical and Medical instruments and apparatus company) from 2006 to 2018; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005; and Director of Credit Suisse NEXT Fund since 2013; and Director of Credit Suisse Park View Fund until 2016.
48

Management of the Fund  (Unaudited)  (continued)
As of December 31, 2023

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Nancy Yao c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class I Director	Term expires 2024; Director since 2018	Ms. Yao is a lecturer on accounting and governance at Yale University. She is also a strategic consultant. Ms. Yao was the President of the Museum of Chinese in America from 2015 until 2023. Prior to that, she served as the executive director of the Yale-China Association and managing director of the corporate program at the Council on Foreign Relations. Prior to her work in non-profit, Ms. Yao launched the Asia coverage at the Center for Financial Research and Analysis (currently known as RiskMetrics), served as the inaugural director of policy research of Goldman Sachs’ Global Markets Institute, and was an investment banker at Goldman Sachs (Asia) L.L.C. Ms. Yao is a board member of the National Committee on U.S.-China Relations, a member of the Council on Foreign Relations.	8 Registrants consisting of 8 Portfolios	None.

*	As of the most recent fiscal year end, the Fund Complex has a total of 18 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (19 Portfolios), and abrdn ETFs (3 Portfolios).
**	Current directorships (excluding Fund Complex) as of December 31, 2023 held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
49

Management of the Fund  (Unaudited)  (continued)
As of December 31, 2023

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Joseph Andolina** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer & Vice President – Compliance	Since 2017	Currently, Chief Risk Officer – Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as US Counsel since 2012.
Katherine Corey** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1985	Vice President	Since 2023	Currently, Senior Legal Counsel, Product Governance US for abrdn Inc. Ms. Corey joined abrdn Inc. as U.S. Counsel in 2013.
Sharon Ferrari** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer	Treasurer and Chief Financial Officer Since 2023; Fund Officer Since 2011	Currently, Director, Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Katie Gebauer** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2023	Currently, Chief Compliance Officer—ETFs and serves as the Chief Compliance Officer for abrdn ETFs Advisors LLC. Ms. Gebauer joined abrdn Inc. in 2014.
Alan Goodson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009	Currently, Executive Director and Head of Product & Client Solutions – Americas for abrdn Inc., overseeing Product Management & Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.
Heather Hasson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2012	Currently, Senior Product Solutions and Implementation Manager, Product Governance US for abrdn Inc. Ms. Hasson joined the company in November 2006.
Robert Hepp** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2022	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.
Joanne Irvine** c/o abrdn Investments Limited 280 Bishopsgate London, EC2M 4AG Year of Birth: 1968	Vice President	Since 2009	Currently, Deputy Head of Global Emerging Markets Equity Team at abrdn. Ms. Irvine joined the company in 1996 in a group development role.
Devan Kaloo** c/o abrdn Investments Limited 280 Bishopsgate London, EC2M 4AG Year of Birth: 1972	Vice President	Since 2009	Currently, Global Head of Equities for abrdn. Mr. Kaloo joined abrdn in 2000 as part of the Asian equities team in Singapore.
50

Management of the Fund  (Unaudited)  (concluded)
As of December 31, 2023

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Megan Kennedy** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2009	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Andrew Kim** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2022	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
Brian Kordeck** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2022	Currently, Senior Product Manager – US for abrdn Inc. Mr. Kordeck joined abrdn Inc. as a Senior Fund Administrator in 2013.
Michael Marsico** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2022	Currently, Senior Product Manager – US for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.
Christian Pittard** c/o abrdn Investments Limited 280 Bishopsgate London, EC2M 4AG Year of Birth: 1973	Chief Executive Officer and President	Since 2009	Currently, Head of Closed End Funds & Managing Director - Corporate Finance. Mr. Pittard joined abrdn from KPMG in 1999.
Nick Robinson** c/o abrdn Investments Limited 280 Bishopsgate London, EC2M 4AG Year of Birth: 1978	Vice President	Since 2011	Currently, Senior Investment Director on the Global Emerging Markets Equity team at abrdn since 2016. Previously, Mr. Robinson was a Director and Head of Brazilian Equities, of abrdn’s operations in Sao Paulo, Brazil from 2009 to 2016.
Lucia Sitar** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2009	Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in 2007.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually at a meeting of the Fund Board.
**	Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.
Further information about the Fund's Board Members and Officers is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.
51

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Corporate Information

Directors
Steven N. Rappaport, Chair
C. William Maher
Rahn Porter
Nancy Yao
Investment Adviser
abrdn Investments Limited
10 Queen's Terrace
Aberdeen, AB10 1XL
Scotland, United Kingdom
Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn Emerging Markets Equity Income Fund, Inc. are traded on the NYSE American under the symbol “AEF”. Information about the Fund’s net asset value and market price is available at www.abrdnaef.com.
This report, including the financial information herein, is transmitted to the shareholders of abrdn Emerging Markets Equity Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

AEF-ANNUAL

Item 2. Code of Ethics.

(a)	As of December 31, 2023, abrdn Emerging Markets Equity Income Fund, Inc. (the “Fund” or the “Registrant”) had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Directors has determined that C. William Maher, a member of the Board of Directors’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Maher as the Audit Committee’s financial expert. Mr. Maher is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees[1]	(b) Audit-Related Fees[2]	(c) Tax Fees[3]	(d) All Other Fees[4]
December 31, 2023	$68,500	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%
December 31, 2022	$67,370	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

5 Pre-approval exception under Rule 2-01 of Regulation S-X. The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

(e)(1)	The Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser (the “Adviser”) or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships that may affect the independent auditor’s independence, including the disclosures required by PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Registrant, the Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. “Permissible non-audit services” include any professional services, including tax services, provided to the Registrant by the independent auditor, other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Registrant; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the PCAOB determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Registrant constitutes not more than 5% of the total amount of revenues paid by the Registrant to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Pursuant to this authority, the Registrant’s Committee delegates to the Committee Chair, subject to subsequent ratification by the full Committee, up to a maximum amount of $25,000, which includes any professional services, including tax services, provided to the Registrant by its independent registered public accounting firm other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two fiscal years for non-audit services to the Registrant, and to the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”):

Fiscal Year Ended	Total Non- Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2023	$0	$0	$1,171,994	$1,171,994
December 31, 2022	$0	$0	$1,108,929	$1,108,929

“Non-Audit Fees billed to Fund” for both fiscal years represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

As of the fiscal year ended December 31, 2023, the Audit Committee members were:

Rahn Porter

Nancy Yao

C. William Maher

Steven Rappaport

(b)	Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Adviser, provided that the Registrant's Board of Directors has the opportunity to periodically review the Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Adviser are included as Exhibit (d).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) PORTFOLIO MANAGER BIOGRAPHIES

The Fund is managed by abrdn’s Global Emerging Markets Equity team. The Global Emerging Markets Equity team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund. As of the date of filing this report, the following individuals have primary responsibility for the day-to-day management of the Fund’s portfolio:

Individual & Position	Past Business Experience
Nick Robinson Senior Investment Director – Global Emerging Markets	Nick Robinson is a Senior Investment Director on the Global Emerging Markets Equity Team at abrdn. Nick joined the company in 2000 and spent eight years on the North American Equities team, including three years based in the company‘s US offices. In 2008 he joined the Global Emerging Markets Equity team. Nick relocated to São Paulo in 2009 to start abrdn’s operations in Brazil. In 2016 he returned to London. Nick graduated with an MSc in Chemistry from Lincoln College, Oxford and is a CFA charterholder.
Kristy Fong Senior Investment Director – Asian Equities	Kristy Fong is a Senior Investment Director on the Asian equities team. Kristy joined the company in 2004 from UOB KayHian Pte Ltd where she was an Analyst. Kristy graduated with a BA (Hons) in Accountancy from Nanyang Technological University, Singapore and is a CFA charterholder.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS.

The following chart summarizes information regarding other accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” include the Fund. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. The information in the table below is as of December 31, 2023.

Name of Portfolio Manager	Type of Accounts	Other Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Nick Robinson[1]	Registered Investment Companies	7	$4,105.89	0	$0
	Pooled Investment Vehicles	18	$6,591.76	0	$0
	Other Accounts	20	$7,401.50	0	$0
Kristy Fong[2]	Registered Investment Companies	11	$4,948.84	0	$0
	Pooled Investment Vehicles	68	$22,776.93	0	$0
	Other Accounts	60	$20,149.94	0	$0

1 Includes accounts managed by the Global Emerging Markets Equity team, of which the portfolio manager is a member.

2 Includes accounts managed by the Global Emerging Markets Equity team and Asian Equities team, of which the portfolio manager is a member.

POTENTIAL CONFLICTS OF INTEREST

The Adviser and its affiliates (collectively referred to herein as “abrdn”) serve as investment advisers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance-based fees with qualified clients. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts (including UMA accounts) and discretionary SMA accounts, abrdn Inc. will utilize a third party service provider to deliver model portfolio recommendations and model changes to the Sponsors. abrdn Inc. seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each Sponsor on a when-traded, randomized full rotation schedule. All Sponsors will be included in the rotation schedule, including SMA and UMA.

UMA Sponsors will be responsible for determining how and whether to implement the model portfolio or model changes and implementation of any client specific investment restrictions. The Sponsors are solely responsible for determining the suitability of the model portfolio for each model delivery client, executing trades and seeking best execution for such clients.

As it relates to SMA accounts, abrdn Inc. will be responsible for managing the account on the basis of each client’s financial situation and objectives, the day to day investment decisions, best execution, accepting or rejecting client specific investment restrictions and performance. The SMA Sponsors will collect suitability information and will provide a summary questionnaire for our review and approval or rejection. For dual contract SMAs, abrdn Inc. will collect a suitability assessment from the client, along with the Sponsor suitability assessment. Our third party service provider will monitor client specific investment restrictions on a day to day basis. For SMA accounts, model trades will be traded by the Sponsor or may be executed through a “step-out transaction,”- or traded away- from the client’s Sponsor if doing so is consistent with abrdn’s obligation to obtain best execution. When placing trades through Sponsor Firms (instead of stepping them out), we will generally aggregate orders where it is possible and in the client’s best interests. In the event we are not comfortable that a Sponsor can obtain best execution for a specific security and trading away is infeasible, we may exclude the security from the model.

Trading costs are not covered by the Wrap Program fee and may result in additional costs to the client. In some instances, step-out trades are executed without any additional commission, mark-up, or mark-down, but in many instances, the executing broker-dealer may impose a commission or a mark-up or mark-down on the trade. Typically, the executing broker will embed the added costs into the price of the trade execution, making it difficult to determine and disclose the exact added cost to clients. In this instance, these additional trading costs will be reflected in the price received for the security, not as a separate commission, on trade confirmations or on account statements. In determining best execution for SMA accounts, abrdn Inc. takes into consideration that the client will not pay additional trading costs or commission if executing with the Sponsor.

While UMA accounts are invested in the same strategies as and may perform similarly to SMA accounts, there are expected to be performance differences between them. There will be performance dispersions between UMAs and other types of accounts because abrdn does not have discretion over trading and there may be client specific restrictions for SMA accounts.

abrdn may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed abrdn's recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. abrdn has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

(a)(3)

DESCRIPTION OF COMPENSATION STRUCTURE

abrdn’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for abrdn’s clients and shareholders.  abrdn operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

abrdn’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award is composed of a mixture of cash and a deferred award, the portion of which varies based on the size of the award.  Deferred awards are by default abrdn plc shares, with an option to put up to 50% of the deferred award into funds managed by abrdn. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

abrdn’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other abrdn employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

abrdn has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with abrdn’s sustained performance and, in respect of the deferral into funds managed by abrdn, to align the interest of portfolio managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to abrdn, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, abrdn takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, abrdn also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the abrdn environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via abrdn’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2023
Nick Robinson	None
Kristy Fong	None

(b)  Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2023, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Recovery of Erroneously Awarded Compensation

Not appliable

Item 14. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	Proxy Voting Policy of Registrant

(d)	Proxy Voting Policies and Procedures of Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Emerging Markets Equity Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn Emerging Markets Equity Income Fund, Inc.

Date: March 11, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn Emerging Markets Equity Income Fund, Inc.

Date: March 11, 2024

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of
abrdn Emerging Markets Equity Income Fund, Inc.

Date: March 11, 2024